UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2008
LSB Financial Corp.
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-25070	35-1934975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Lafayette, Indiana		47901
(Address of Principal Executive Offices)		(Zip Code)

(765) 742-1064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

On February 27, 2008, LSB Financial Corp. (the “Company”) and the officers noted below of Lafayette Savings Bank, FSB, the Company’s wholly owned subsidiary (the “Bank”) entered into amendments to previously disclosed employment agreements, each of which amendments is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference. These amendments were considered and approved by the Board of Directors of the Company.

In each case, the amendments effect changes in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended.  The changes include adding required language relating to restrictions on timing of payment of benefits to “specified employees” under Section 409A, and revising the definition of change in control to be consistent with the definition of such term in Section 409A. Each agreement was also amended to clarify the definition and determination of a permanent disability.

Officer and Title	Amendment	Exhibit No.
Randolph F. Williams Director, President and Chief Executive Officer of Company and Bank	Amended and Restated Employment Agreement	10.1

Mary Jo David Director, Vice President and Chief Financial Officer of Company and Bank	Amended and Restated Employment Agreement	10.2

Amended and Restated Deferred Compensation Agreement

On February 27, 2008, the Bank and Randolph F. Williams, the Bank’s President and Chief Executive Officer, entered into the Amended and Restated Deferred Compensation Agreement Between Lafayette Savings Bank, FSB and Randolph F. Williams (the “Deferred Compensation Agreement”), which amended and restated the previously disclosed deferred compensation agreement.

The original agreement was amended in order to comply with the requirements and final regulations of Section 409A of the Internal Revenue Code of 1986, as amended. Among other amendments, the Deferred Compensation Agreement defines a change in control in a manner consistent with the definition of such term in Section 409A, clarifies the payment of benefits upon a change in control, includes a new definition of “termination of employment” consistent with Section 409A, and includes specific deferral election rules for performance-based compensation.

A copy of the Deferred Compensation Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement (Randolph F. Williams)
10.2	Amended and Restated Employment Agreement (Mary Jo David)
10.3	Amended and Restated Deferred Compensation Agreement Between Lafayette Savings Bank, FSB and Randolph F. Williams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 29, 2008	LSB Financial Corp.

	By:	/s/ Randolph F. Williams
Randolph F. Williams, President (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location

10.1	Amended and Restated Employment Agreement (Randolph F. Williams)	Attached
10.2	Amended and Restated Employment Agreement (Mary Jo David)	Attached
10.3	Amended and Restated Deferred Compensation Agreement Between Lafayette Savings Bank, FSB and Randolph F. Williams	Attached